NATIXIS FUNDS

Supplement dated July 1, 2013 to the Natixis Funds Statement of Additional Information (the “SAI”) dated February 1, 2013, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund	Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Investment Grade Bond Fund

Effective July 1, 2013, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has added a breakpoint to the advisory fee for the Loomis Sayles Core Plus Bond Fund (“Core Plus Bond Fund”), Loomis Sayles Investment Grade Bond Fund (“Investment Grade Bond Fund”) and Loomis Sayles Limited Term Government and Agency Fund (“Limited Term Government and Agency Fund”) (together the “Funds”). Loomis Sayles has also reduced the advisory fee for the Core Plus Bond Fund and Limited Term Government and Agency Fund. Accordingly, the first table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Funds:

Fund	Date of Agreement	Advisory Fee Payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003, amended July 1, 2013	0.2000% of the first $100 million 0.1875% of the next $1.9 billion 0.1500% of amounts in excess of $2 billion

Investment Grade Bond Fund	October 30, 2000, amended July 1, 2013	0.400% of the first $15 billion 0.380% of amounts in excess of $15 billion

Limited Term Government and Agency Fund	September 12, 2003, amended July 1, 2013	0.375% of the first $500 million 0.350% of the next $1.5 billion 0.300% of amounts in excess of $2 billion

Effective July 1, 2013, Loomis Sayles has given a binding undertaking to the Core Plus Bond Fund and Limited Term Government and Agency Fund to reduce the advisory fees and, if necessary, to bear certain expenses related to operating the Core Plus Bond Fund and Limited Term Government and Agency Fund in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, for Class A, Class B, Class C, Class N and Class Y shares of the Core Plus Bond Fund and Limited Term Government and Agency Fund, as applicable. This undertaking is in effect through January 31, 2015. Accordingly, the table regarding expense limits in the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended to include the following:

Fund	Expense Limit	Date of Undertaking

Core Plus Bond Fund		July 1, 2013
Class A	0.80%
Class B	1.55%
Class C	1.55%
Class N	0.50%
Class Y	0.55%

Limited Term Government and Agency Fund		July 1, 2013
Class A	0.80%
Class B	1.55%
Class C	1.55%
Class Y	0.55%

Effective July 1, 2013, NGAM Advisors has added a breakpoint to the Core Plus Bond Fund’s advisory administration fee and reduced the advisory administration fee. Accordingly, the first table in the sub-section “Advisory Administration Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Core Plus Bond Fund:

Fund	Date of Agreement	Advisory Administration Fee Payable by Fund to NGAM Advisors (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003, amended July 1, 2013	0.2000% of the first $100 million 0.1875% of the next $1.9 billion 0.1500% of amounts in excess of $2 billion